Exhibit 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

OLYMPIA, WASHINGTON

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE
STERLING SAVINGS BANK	)	OF AN ORDER
SPOKANE, WASHINGTON	)	TO CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		FDIC-09-507b
)

         Subject to the acceptance of this Stipulation and Consent to the Issuance of an Order to Cease and Desist (“Consent Agreement”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Washington Department of Financial Institutions (“WDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the WDFI, and Sterling Savings Bank, Spokane, Washington (“Bank”), as follows:

         1.        The Bank has been advised of its right to receive a Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and Revised Code of Washington, Anno. § 30.04.450 (“RCW”), and has waived those rights.

         2.        The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law and/or regulations, hereby consents and agrees to the issuance of an Order to Cease and Desist (“Order”) by the FDIC and the WDFI.  The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act and the RCW, and that said Order shall become effective upon its issuance by the FDIC and the WDFI, and fully enforceable by the FDIC and the WDFI pursuant to the provisions of the Act and the RCW.

         3.        In the event the FDIC and the WDFI accept the Consent Agreement and issue the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC, and no action to enforce said Order in State Superior Court will be taken by the WDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.

         4.        The Bank hereby waives:

                   (a)       The receipt of a Notice;

                   (b)       All defenses in this proceeding;

                   (c)       A public hearing for the purpose of taking evidence on such alleged charges;

                   (d)       The filing of Proposed Findings of Fact and Conclusions of Law;

                   (e)       A recommended decision of an Administrative Law Judge; and

                   (f)       Exceptions and briefs with respect to such recommended decision.

Dated: October 9, 2009

FEDERAL DEPOSIT INSURANCE	STERLING SAVINGS BANK
CORPORATION, LEGAL DIVISION	SPOKANE, WASHINGTON
BY:	BY:

/s/ Lorraine Y. Sumulong	/s/ Creigh H. Agnew
Lorraine Y. Sumulong	Creigh H. Agnew
Senior Regional Attorney

WASHINGTON DEPARTMENT OF
FINANCIAL INSTITUTIONS
BY:

/s/ Brad Williamson	/s/ Ned M. Barnes
Brad Williamson	Ned M. Barnes
Director of Banks

/s/ Rodney W. Barnett
Rodney W. Barnett

/s/ Thomas H. Boone
Thomas H. Boone

/s/ Harold B. Gilkey
Harold B. Gilkey

/s/ Kermit K. Houser
Kermit K. Houser

/s/ Marcus Lampros
Marcus Lampros

/s/ Dianne E. Spires
Dianne E. Spires

/s/ Heidi B. Stanley
Heidi B. Stanley

/s/ William J. Wigglesworth
William J. Wigglesworth

Comprising the Board of Directors of
Sterling Savings Bank, Spokane,
Washington